UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 26, 2006
                                                         ----------------

                               CYTOGEN CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       000-14879              22-2322400
------------------------------    ------------------------   -------------------
 (State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)


650 College Road East, CN 5308, Suite 3100, Princeton, NJ            08540
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        (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On October 26, 2006, Cytogen Corporation (the "Company") announced the appointment of Kevin Bratton as the Company's new chief financial officer. A finance executive with more than 35 years of experience in healthcare, biotechnology and technology, Mr. Bratton was previously chief financial officer at Metrologic Instruments, Inc. (NASDAQ: MTLG), a global technology company. During his tenure at Metrologic, Mr. Bratton directed the company's finance operations during a period of significant growth in sales, net income, cash flow from operations, and working capital.

     Prior to joining Metrologic Instruments, Mr. Bratton worked at The JPM Company, where he served as chief financial officer from 2000 to 2002 and as director of external reporting from 1999 to 2000. Prior to joining JPM, Mr. Bratton worked for more than 20 years in the healthcare sector. He was vice president finance and treasurer for the biotechnology company IGI, Inc., and corporate controller for the specialty medical company Delmed, Inc. Mr. Bratton began his career with the public accounting firm Touche Ross & Co. (now Deloitte & Touche LLP). He has a bachelor of science in business and accounting from Northeastern University.

     The full text of the October 26, 2006 press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

        Exhibit No.       Description
        -----------       -----------

           99.1           Press Release of the Company dated October 26, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CYTOGEN CORPORATION



                                              By: /s/ William J. Thomas
                                                 -------------------------------
                                                 William J. Thomas
                                                 Senior Vice President and
                                                   General Counsel

Dated:   October 26, 2006

                                  EXHIBIT INDEX



        Exhibit No.       Description
        -----------       -----------

           99.1           Press Release of the Company dated October 26, 2006.